MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1999

      The Board of Directors ("Board") of Morgan Keegan Southern Capital Fund, Inc. ("Fund") approved the elimination of Fund's policy that it invest at least 65% of its assets in securities of companies headquartered in the Southern United States. Consistent with this change, which will become effective November 1, 2000, the Board also approved a corresponding change of the Fund's name to Morgan Keegan Select Capital Growth Fund, Inc.

      The Board also approved a Plan of Conversion and Termination pursuant to which the Fund would transfer all of its assets to Morgan Keegan Select Capital Growth Fund ("New Series"), a newly established separate series of Morgan Keegan Select Fund, Inc. ("Select Fund"). As a result of the transaction, shareholders of the Fund would receive Class A shares of New Series in exchange for their shares of the Fund, and the Fund would cease operations. New Series will have the same investment objective of capital appreciation as the Fund. Like the Fund, New Series will not have a policy of investing 65% or more of its assets in securities of companies headquartered in the Southern United States. New Series will invest primarily based on Morgan Asset Management, Inc.'s fundamental analysis of specific companies. New Series will offer two additional classes of shares.

      The Plan requires the approval of the Fund's shareholders and has been submitted to them for consideration at a meeting to be held in October 2000. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about November 1, 2000. A proxy statement has been mailed to shareholders of record on August 21, 2000. It contains more information regarding the Plan and is available from the Fund upon request.

                                                                 August 28, 2000